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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported) September 30, 2004



                          SONUS PHARMACEUTICALS, INC.
             (Exact name of Registrant as Specified in Its Charter)



         DELAWARE                    0-26866              95-4343413
(State or other jurisdiction       (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No)


              22026 20TH AVENUE S.E., BOTHELL, WASHINGTON   98021
                    (Address of principal executive offices)


                                 (425) 487-9500
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.      OTHER EVENTS.

     On September 29, 2004, Sonus Pharmaceuticals, Inc. submitted a letter to the U.S. Food and Drug Administration (FDA) requesting an End-of-Phase 2 Type B meeting to discuss: (a) the results from a recently completed clinical pharmacology study of TOCOSOL(R) Paclitaxel, the Company's lead cancer product candidate; (b) the Company's plans for a pivotal Phase 3 trial to seek approval under a 505(b)(2) New Drug Application for TOCOSOL Paclitaxel; and (c) the Company's plans for the remainder of the preclinical program to support a 505(b)(2) New Drug Application for TOCOSOL Paclitaxel.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SONUS PHARMACEUTICALS, INC.



Date: September 30, 2004         By: /s/ Alan Fuhrman
                                 -----------------------------------------------
                                 Alan Fuhrman
                                 Senior Vice President & Chief Financial Officer